702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

RYDEX SERIES FUNDS

U.S. Government Money Market Fund

Supplement dated June 1, 2022 to the currently effective Rydex Series Funds’ Investor Class and Class H Shares Statutory Prospectus and Class A, Class C and Institutional Class Shares Statutory Prospectus, each dated August 1, 2021 (together, the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective October 1, 2022, the draft (check) writing privilege offered by the U.S. Government Money Market Fund (the “Fund”) will be discontinued.  In preparation for the discontinuation, effective immediately, shareholders holding shares of the of the Fund directly with the Fund’s transfer agent will no longer be permitted to apply for new draft writing privileges. Shareholders who currently have draft writing privileges may continue to write drafts, and any such draft will be accepted and honored, through September 30, 2022. Shareholders may continue to exchange and redeem shares of the Fund, as well as receive redemption proceeds, as described in the Prospectus.

Effectively immediately, the section titled “Redeeming Shares by Draft Writing” under the heading “Selling Fund Shares” in the Fund’s Prospectus is hereby deleted in its entirety.

Please retain this supplement for future reference.

MM-SUP-1-0622x0822